SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

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☐	Soliciting Material Pursuant to Section 240.14a-12

FRANKLIN INVESTORS SECURITIES TRUST FRANKLIN NEW YORK TAX FREE TRUST FRANKLIN TAX FREE TRUST	FRANKLIN TEMPLETON FUND ALLOCATOR SERIES FRANKLIN TEMPLETON INTERNATIONAL TRUST FRANKLIN VALUE INVESTORS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TheAltmanGroup	Shareholder Proxy Services

May 14, 2007

IMPORTANT MATTER

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Re: [Insert Fund Name]

Dear Shareholder:

We have attempted to contact you numerous times regarding an important matter pertaining to your investment with Franklin Templeton Funds.

Please contact us immediately at 1-800-823-9047 ext. 4067 between the hours of 9:00 a.m. and 11:00 p.m., eastern standard time.

Thank you in advance for your assistance with this matter.

Sincerely,

Frederick M. Bonnell
Managing Director
Shareholder Services
The Altman Group

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60 East 42nd Street, New York, New York 10165